Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V and

Ameritas Variable Separate Account VA-2

Supplement to:

Overture Ovation! and Medley!

Prospectuses Dated May 1, 2025

Supplement Dated January 22, 2026

At a meeting held December 8-10, 2025, the Board of Trustees of Invesco V.I. Global Core Equity Fund (the "Target Fund"), a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust"), unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Target Fund will transfer all or substantially all its assets and liabilities to Invesco V.I. Global Fund (the "Acquiring Fund"), also a series of the Trust, in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders.

The Agreement requires approval by the Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated after the close of business on or about April 24, 2026 (the "Closing Date"). Upon the closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations. Shareholders of the Target Fund will vote on the Agreement, and the reorganization will be affected only if the Target Fund’s shareholders approve the Agreement.

As of the Closing Date, the Acquiring Fund will be added as a variable investment option to your variable annuity or variable life insurance Policy. Unless you inform us otherwise, any instruction to purchase or exchange units in the Target Fund will be deemed to be an instruction to do so for the units in the Acquiring Fund. All such instructions that designate the Target Fund will be deemed to be an instruction for the Acquiring Fund. This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including instructions under any automatic or systematic transfer option).

Prior to the Closing Date, you may change your allocation instructions and transfer any Policy value you currently have allocated to the Portfolio to one or more of the other variable investment option Subaccounts, or the Fixed Account, available under Appendix A: Portfolio Companies Available Under The Policy ("Appendix A"). For sixty days following the Closing Date, you may transfer assets out of the Acquiring Fund. Any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

If your Policy remains allocated to the Target Fund at the time the reorganization occurs, those units will be replaced by units corresponding to the Acquiring Fund, and thereafter the value of your Policy will depend on the performance of the Acquiring Fund. The number of Acquiring Fund units you receive as a result of the reorganization will depend on the value of your units in the Target Fund at the time the reorganization occurs.

As of the Closing Date, your prospectus is revised by adding the following to Appendix A:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2024
			1 year	5 year	10 year
Seeks capital appreciation.	Invesco V.I. Global Fund, Series I	0.81%	16.07%	9.48%	9.85%
	Invesco Advisers, Inc.

Effective as of the Closing Date, your prospectus is revised by deleting all mention of the Target Fund.

To obtain a copy of any of the other underlying funds listed under Appendix A, please call your financial professional, or our Service Center at 800-745-1112. You may also visit our website ameritas.com/investments/fund-prospectuses.

Please also see the fund prospectus for more information about the Acquiring Fund, including portfolio operating expenses for the year ended December 31, 2024.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2905 01-26